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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report : December 5, 2002
               (Date of earliest event reported): December 5, 2002


                             Grant Geophysical, Inc.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                   333-89863*                76-0548468
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)





                                 16850 Park Row
                                Houston, TX 77084
               (Address of Principal Executive Offices) (Zip Code)




      Registrant's telephone number, including area code: (281) 398-9503


* The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

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ITEM 9. REGULATION FD DISCLOSURE

      On December 5, 2002, registrant issued a press release entitled "Grant Geophysical Retains CIBC World Markets as Advisor to Review Strategic Alternatives."

      The text of the press release is as follows:


   GRANT GEOPHYSICAL RETAINS CIBC WORLD MARKETS AS ADVISOR TO REVIEW STRATEGIC
                                  ALTERNATIVES

      HOUSTON, TEXAS, December 5, 2002 Grant Geophysical Inc. (Grant) today announced that it has retained CIBC World Markets Corp. as its financial advisor in connection with its review of strategic alternatives to rationalize its capital structure.

      CIBC World Markets is a full service corporate and investment bank throughout North America, with operations in Asia, Europe and Australia, and serving more than 8,000 corporate, government and institutional clients. The firm's parent company is CIBC, one of North America's largest financial institutions with offices in 18 countries, including the world's major financial centers.

        Grant is a leading provider of seismic data acquisition services in land and transition zone environments in the United States, Latin America and Canada. Grant also markets seismic data acquisition services in the Middle East and the Far East. Grant has participated in the seismic data acquisition services business in the United States and Latin America since the 1940s, the Far East since the 1960s and Canada since the 1970s. Grant's seismic data acquisition services typically are provided on an exclusive contract basis to domestic and international oil and gas exploration and production companies and seismic data marketing companies. Grant also provides seismic data processing services through its international support facilities.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        From time to time, information provided by Grant, statements by its employees or information included in written material, such as press releases and filings with the Securities and Exchange Commission (including portions of the "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and certain other sections contained in such filings) may contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995.

        Although Grant believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated, estimated or projected. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

        Among the factors that will have a direct bearing on Grant's results of operations and the oil and gas services industry in which it operates are the effects of rapidly changing technology; the presence of competitors with greater financial resources; operating risks inherent in the oil and gas services industry; regulatory uncertainties; worldwide political stability and economic conditions and other risks associated with international operations, including foreign currency exchange risk; and Grant's successful execution of its strategy and internal operating plans.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GRANT GEOPHYSICAL, INC.,

Date: December 5, 2002              By:      /s/ JAMES BLACK
                                        ---------------------------------
                                                 James Black
                                           Chief Financial Officer
                                        (Principal Financial Officer)